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                                                         EXHIBIT 99.3

                                                         EXECUTION COPY





                             Support/Voting Agreement



                                 August 23, 1997


         Cardinal Health, Inc.
         5555 Glendon Court
         Dublin, Ohio  43016

                   Re:  Support/Voting Agreement
                        ------------------------
         Dear Sirs:

                   The undersigned understands that Cardinal Health, Inc. ("Cardinal"), Bruin Merger Corp., a wholly owned subsidiary of Cardinal ("Subcorp"), and Bergen Brunswig Corporation ("Bergen") are entering into an Agreement and Plan of Merger, dated the date hereof (the "Agreement"), providing for, among other things, a merger between Subcorp and Bergen (the "Merger"), in which all of the outstanding shares of capital stock of Bergen will be exchanged for common shares, without par value, of Cardinal.

                   The undersigned is a shareholder of Bergen (the "Shareholder") and is entering into this letter agreement to induce you to enter into the Agreement and to consummate the transactions contemplated thereby.

                   The Shareholder confirms its agreement with you as follows:

                   1. The Shareholder represents, warrants and agrees that Schedule I annexed hereto sets forth the shares of the capital stock of Bergen of which the Shareholder is the record or beneficial owner (the "Shares") and that the Shareholder is on the date hereof the lawful owner of the number of Shares set forth in Schedule I, free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, except as disclosed previously in writing to Cardinal. Except for the Shares set forth in Schedule I, the Shareholder does not own or hold any rights to acquire any additional shares of the capital stock of Bergen (other than pursuant to stock options) or any interest therein or any voting rights with respect to any additional shares.

                   2. The Shareholder agrees that it will not, will not permit any company, trust or other entity controlled by the Shareholder to contract to sell, sell or otherwise transfer or dispose of any of the Shares or any interest therein or securities convertible thereinto or any voting rights with respect thereto, other than (i) pursuant to the Merger, (ii) with your prior written consent or (iii) to the extent contractually required (as disclosed previously in writing to Cardinal).
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                   3.   The Shareholder agrees to, will cause any
         company, trust or other entity controlled by the Shareholder to, and will use its reasonable best efforts to cause its affiliates (as defined under the Securities Exchange Act of 1934, as amended) to, cooperate fully with you in connection with the Agreement and the transactions contemplated thereby. The Shareholder agrees that, during the term of this letter agreement, it will not, and will not permit any such company, trust or other entity to, and will use its reasonable best efforts to not permit any of its affiliates to, directly or indirectly (including through its directors, officers, employees or other representatives) solicit, initiate, encourage or facilitate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any Competing Transaction, or negotiate, explore or otherwise engage in discussions with any person (other than Cardinal, Subcorp or their respective directors, officers, employees, agents and representatives) with respect to any Competing Transaction or enter into any agreement, arrangement or understanding with respect to any Competing Transaction or agree to or otherwise assist in the effectuation of any Competing Transaction; provided, however, that nothing herein shall prevent the Shareholder from taking any action, after having notified Cardinal thereof, or omitting to take any action solely as a member of the Board of Directors of Bergen required so as not to violate such Shareholder's fiduciary obligations as a Director after consultation with outside counsel.

                   4. The Shareholder agrees that all of the Shares beneficially owned by the Shareholder (except shares subject to unexercised stock options), or over which the Shareholder has voting power or control, directly or indirectly (including any common shares of Bergen acquired after the date hereof), at the record date for any meeting of shareholders of Bergen called to consider and vote to approve the Merger and the Agreement and/ or the transactions contemplated thereby and/or any Competing Transaction will be voted in favor the Merger and the Agreement and the transactions contemplated thereby and that the Shareholder will not vote such Shares in favor of any Competing Transaction during the term of this letter agreement.

                   5. The Shareholder has all necessary power and authority to enter into this letter agreement. This letter agreement is the legal, valid and binding agreement of the Shareholder, and is enforceable against the Shareholder in accordance with its terms.

                   6. The Shareholder agrees that damages are an inadequate remedy for the breach by Shareholder of any term or condition of this letter agreement and that you shall be entitled to a temporary restraining order and preliminary and permanent injunctive relief in order to enforce our agreements herein.

                   7. Except to the extent that the laws of the jurisdiction of organization of any party hereto, or any other jurisdiction, are mandatorily applicable to matters arising under or in connection with this letter agreement, this letter agreement shall be governed by the laws of the State of New York. All actions and proceedings arising out of or relating to this letter agreement shall be heard and determined in any New York state or federal court sitting in the City of New York.


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                   8.   Each of the parties hereto irrevocably submits
         to the exclusive jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the District of New York, for the purpose of any action or proceeding arising out of or relating to this letter agreement and each of the parties hereto irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any New York state or federal court sitting in the City of New York. Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably consents to the service of any summons and complaint and any other process in any other action or proceeding relating hereto, on behalf of itself or its property, by the personal delivery of copies of such process to such party. Nothing in this Section 8 shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

                   9. This letter agreement constitutes the entire agreement among the parties hereto with respect to the matters covered hereby and supersedes all prior agreements, understandings or representations among the parties written or oral, with respect to the subject matter hereof.

                   10. Capitalized terms not defined in this letter agreement shall have the meaning assigned to them in the Agreement.























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                   This letter agreement may be terminated at the option
         of any party at any time upon the earlier of (i) the date on which the Agreement is terminated and (ii) the Effective Time (as defined in the Agreement). Please confirm that the foregoing correctly states the understanding between us by signing and returning to me a counterpart hereof.



                                       Very truly yours,



                                       By:/s/ Robert E. Martini
                                          ---------------------------
                                            Robert E. Martini

         Confirmed on the date
         first above written.

         Cardinal Health, Inc.



         By:/s/ Robert D. Walter
            -------------------------
                Robert D. Walter
                Chairman and Chief Executive Officer



























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